SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of the
                         Securities and Exchange Act of 1934


            Date of Report   (Date of earliest event reported)
                 August 31, 1995
                 ---------------


                           MANAGEMENT TECHNOLOGIES, INC.
            -------------------------------------------------------

            (Exact name of Registrant as specified in its Charter)


                                     NEW YORK
            -------------------------------------------------------



            (State or other jurisdiction of incorporation)


                 0-17206                                 13-3029797
            ====================                    --------------------

            Commission File No.                     I.R.S.      Employer
            Identification


            335 Madison Avenue, New York, NY                  10017
            ================================             ---------------

            Address of principal                         Zip Code
            executive offices


                 (212)  557-0022
            -------------------------

            Registrant's telephone
            number, including area code




            ITEM 5.   OTHER EVENTS

                 On  August  31,  1995,  the  Registrant  ( `Company''),
            entered into a settlement agreement (the ``Settlement Agreement'') with MCI Telecommunications Corporation (``MCI''). The Company and MCI agreed to terminate a sublease for the premises located at 335 Madison Avenue, New York, New York (the `Premises'') under which the Company had subleased a portion of the 11th Floor from MCI. The Company agreed to pay MCI the sum of $300,000 by assignment of a $96,249.99 security deposit, and by cash payments in the total amount of $203,750.01, payable in installments as follows: $50,000 upon execution of the Settlement Agreement, $50,000 on October 21, 1995, $50,000 on December 21, 1995
            and $53,750.01 on February 1996. The Company paid $50,000 on August 31, 1995.

                 The Company  further agreed  to cooperate  with MCI  to
            sublet the premises to New Paradigm Software Corporation (``NPSC'') and/or Financial Planning Corporation (`FPC''). NPSC and FPC were in occupancy of the Premises at the date of execution of the Settlement Agreement. The Company agreed to take the necessary legal action to cause NPSC and FPC to vacate the Premises, should MCI fail to enter into a satisfactory sub-lease arrangement with NPSC and/or FPC.



                 The Company  executed  an Affidavit  of  Confession  of
            Judgment on September 11, 1995 (the ``Confession of Judgment'') by which the Company confesses judgment and authorizes entry thereof against it in the amount of $507,968. The Confession of Judgment is held in escrow by Stephen J. Easley. It may be released to MCI under the default provision of the Settlement Agreement, should the Company default in payment as provided in section 5 of the Settlement Agreement.
            ITEM 7.   EXHIBITS

            10.112         Settlement  Agreement  by  and  between   the
                           Company and MCI dated August 31, 1995
            10.113 Affidavit of Confession of Judgment by the Company, dated September 11, 1995

                                       SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



               Dated:  New York, N.Y.
               October 6, 1995





                                                  MANAGEMENT TECHNOLOGIES, INC.
                                                  (Registrant)




                                                  By: /s/ Paul Ekon
                                                     --------------


                                                  Paul Ekon